Vantage Drilling Company DNB Markets 7 th Annual Oil, Offshore & Shipping Conference Oslo, Norway March 4, 2014 Exhibit 99.1

Some of the statements in this presentation constitute forward-looking statements.  Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts.  The forward looking statements contained in this presentation involve risks and uncertainties as well as statements as to:
• our limited operating history;
• availability of investment opportunities;
• general volatility of the market price of our securities;
• changes in our business strategy;
• our ability to consummate an appropriate investment opportunity within given time constraints;
• availability of qualified personnel;
• changes in our industry, interest rates, the debt securities markets or the general economy;
• changes in governmental, tax and environmental regulations and similar matters;
• changes in generally accepted accounting principles by standard-setting bodies; and
• the degree and nature of our competition.
The forward-looking statements are based on our beliefs, assumptions and expectations of our future performance, taking into account all information currently available to us.  These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to us or are within our control.  If a change occurs, our business, financial condition, liquidity and results of operations may vary materially from those expressed in our forward-looking statements.
Forward-Looking Statements

NYSE: VTG Market Cap: $519 million Book Value: $567 million Enterprise Value: $3.4 billion Employees: > 1,300 Company Overview 3 Vantage Offices 4 Jackups 3 Drillships, plus 1 under construction

2013 Achieved Record Revenue, EBITDA, and
Income from Operations
Ultra-Deepwater Fleet fully contracted through
2015
Jackup fleet 98% contracted for 2014 and 30%
contracted for 2015.
Refinanced Balance Sheet –
Interest savings in excess of $90 million per year
Much longer, staggered maturities
$850 million of pre-payable debt
Ultra-Deepwater drillship, Cobalt Explorer,
under construction will provide continued
growth through 2016.
Hired to manage two Ultra-deepwater newbuild
ship construction projects for customer at DSME
shipyard in Korea.
Highlights

Vantage Strategic Focus

Vantage was founded with a vision of
bringing the best people together with the
highest specification, modern fleet in the
offshore drilling industry.
With exceptional operating performance
and a focus on service, we have built an
excellent portfolio of customers who have
provided us with significant backlog and
repeat business.
In recent years, we have focused on
improving our financial structure,
reducing our borrowing costs, and now
de-levering the balance sheet.
Experienced
People
High-Spec
Assets
Long-term
Customer
Relationships
Financial
Structure

•
Industry leading safety record –
Lost time incident rate in 2013
and 2012 were .32 and .00, respectively, as we completed
approximately 2.5 million and 2.2 million man-hours.
• Jack-up fleet has achieved approximately 99% productive time over the first 60 months of operations.  Each jack-up
construction project was completed on-time and on budget.
• Our exceptional operating experience and technical expertise has resulted in additional business opportunities as Vantage has been selected to manage 3
rd
party shipyard projects and rig
operations.
People

Our senior management team
averages over 30 years of
Industry experience.  The
cornerstones of our corporate
culture are safety and
professionalism.

High Specification Assets

We have built a fleet of new, premium
assets that our customers demand
now and for the future.
High-specification drillships combined with deep in-
house operations and technical teams, have been the
key to awards to Vantage of high-profile, complex,
ultra-deepwater projects.
Jackup fleet has achieved approximately
99% productive time
for the first 60
months of operations
Cobalt
Explorer,
a 7
th
generation, dual-activity UDW
drillship equipped with (2) seven-ram BOP’s and 12,000 feet
of riser, scheduled for delivery in 2015, will be our most
technically advanced drillship.

<300'IS 13
MS 11
MC 34
300'+IS 9
250'IC 58
300'+IC 196
<250'IC 64
300'IC 128

VANTAGE
DRILLING COMPANY

•
Capabilities and age –
The current worldwide fleet is comprised mostly of older, inefficient rigs
–
17% of today’s jackups are mat-supported and/or have less than 200ft of water depth capability
–
60% of today’s jackups are 25 years or older
–
As of February 2014 a total of 51rigs were either ready stacked, cold stacked, or in an accommodation mode without contract
•
Age is a factor –
Demand is increasing for high-specification jackups.  Many customers are implementing age restrictions and new high-specification requirements.
Source: IHS Petrodata
Global Jackup Fleet Distribution
Profile of Global Jackup Fleet

Despite 173 newbuild deliveries since 2005, majority of worldwide jackup fleet remains older than 25 years
Age Rigs % % 300+ 200-299 <200
25 years or older 309 60% 47% 149 112 48
10 to 24 years 31 6% 5% 29 1 1
0 to 9 years 173 34% 27% 156 10 7
513 100% 334 123 56
2014 Deliveries 39 6% 36 2 1
2015 Deliveries 61 9% 59 2 0
2016 Deliveries 33 5% 33 0 0
2017 Deliveries 5 1% 5 0 0
651 100% 467 127 57
Age of Jackup Fleet Water Depth (feet)
–
How many will not return to service?

500
450
400
350
300
250
200
150
100
50
0
316
99
149
Existing Fleet
New Orders
Rigs >25
Potential orders?
Future Rig Supply

VANTAGE DRILLING COMPANY

Supply of High Specification Floaters

Age Rigs % %
25 years or older 149 47% 36%
10 to 24 years 46 15% 11%
0 to 9 years 121 38% 29%
316 100%
2014 Deliveries 31 7%
2015 Deliveries 27 7%
2016 Deliveries 21 5%
2017 Deliveries 7 2%
2018 Deliveries 8 2%
2019 Deliveries 4 1%
2020 Deliveries 1 0%
415 100%
Age of Floater Fleet
Bifurcation will drive cold stacking and retirements. Nearly half of the deepwater and ultra-deepwater combined fleet is 25 years of age or older.
?
?
Source:  IHS Petrodata

# of fields on stream (5000 ft+)
140
120
100
80
60
40
20
0
2000
2002
2004
2006
2008
2010
2012
2014

USDbn
USD/bbl
700
600
500
400
300
200
100
-
120
100
80
60
40
20
1977
1979
1981
1983
1985
1987
1989
1991
1993
1995
1997
1999
2001
2003
2005
2007
2009
2011
2013e
E&P spending
Average brent crude price

Source: DNB Markets, companies, Bloomberg

Market Conditions
Long-term Opportunities
• Global demand for oil & gas continues
growth driven by emerging economies
with long-term forecast for increase E&P
spending.
• Success in deepwater and ultra-deepwater
exploration should provide the map to
future growth as developmental drilling
increases rig demand.
• Customers prefer high-specification rigs
due to greater reliability and performance.
With 149 floaters and 309 jackups older
than 25 years of age, there is a significant
opportunity for rig replacement.

Continued Growth Cycle
Continued E&P Spending Growth

Market Conditions
Short-term Headwinds
• Shift in global spending to national oil
companies increases contracting time.
• North American and European E&P
companies facing wave of shareholder
activism impacting capital allocations
(dividends & share repurchases versus
E&P spending).
• Confidence in oil and gas demand growth
negatively impacted by emerging
economy liquidity concerns.
• Large order book of rigs 138 jackups and
99 floaters – the timing of rigs coming into
the market creates dayrate volatility.

$2.8 Billion of backlog with strong customer base:

4%
IOC
17%
NOC
79%

VANTAGE DRILLING COMPANY

Strong Customer Backlog 12 We have focused our marketing efforts on customers with long-term drilling requirements with the opportunity for long-term contracts.

(1) Average drilling revenue per day is based on the total estimated revenue divided by the minimum number of days committed in a contract. Unless otherwise noted, the total revenue includes any mobilization and demobilization fees and other contractual revenues associated with the drilling services.
(2) The drilling revenue per day includes the achievement of the 12.5% bonus opportunity, but excludes mobilization revenues included in the contract.
Fleet Status

Customer backlog of approximately $2.8 Billion provides visibility to cash flows
Ownership 2013 2014 2015
Rig % Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4
Jackups
Emerald Driller 100% $130,000 $156,000 (2 years)
Sapphire Driller 100% $120,000 $165,000 (net) $183,000 (18 months)
Aquamarine Driller 100% $153,000 $155,000
Topaz Driller 100% $155,000 $155,000 $155,000 (6 mos. - Indonesia)
Drillships
Platinum Explorer 100% $590,000 (5 years)
Titanium Explorer
(2)
100% $585,000 (8 years)
Tungsten Explorer 100% 5 wells (175 days) 60 days $641,000 (2 years firm)
Cobalt Explorer 100%
Contracted Option Letter of Award; Commisioning / Construction
Contract subject to conditions Mobilization

Revenue
($ in millions)
$800.00
$600.00
$400.00
$200.00
$-
$111.50
$278.4
$485.8
$471.5
$732.1
2009
2010
2011
2012
2013

Income from Operations
($ in millions)
$300.0
$225.0
$150.0
$75.0
$-
$18.4
$46.9
$110.2
$146.6
$256.9
2009
2010
2011
2012
2013

Adjusted EBITDA
($ in millions)
$375.0
$300.0
$225.0
$150.0
$75.0
$-
$30.2
$81.8
$176.0
$216.0
$363.5
2009
2010
2011
2012
2013

VANTAGE
DRILLING COMPANY

Significant Growth Achieved

Emerald Driller Sapphire Driller Aquamarine Driller Topaz Driller Platinum Explorer Titanium Explorer Tungsten Explorer
December 2008 July 2009 September 2009 December 2009 November 2010 April 2012 July 2013

Strong projected EBITDA and Earnings Are Contracted
$600.0
$400.0
$200.0
$-
$(200.0)
Actual
Projected
2011
2012
2013
2014
2015
Contracted
Uncontracted
Adj. Net Income

VANTAGE DRILLING COMPANY

Progress on Financial Targets

Long-term contracts provide visibility to cash flow to support our leverage reduction objectives.
•
4
th
quarter 2013, with our 7 operational
assets all working, we reported record
Revenue, EBITDA and Income from
Operations.
•
We are on target to achieve our goal of
11.0+% Return on Capital Employed in
2014.
•
We have made substantial progress
towards achieving our Net Debt to
EBITDA goal of 5.0X.
•
EBITDA and EPS will be significantly
impacted by mobilizations and potential
client requested upgrade projects:
•
We expect to be compensated for
all of the days and upgrade costs.
•
Should not impact our debt
paydown objectives.

2013 Return on Capital Employed*
14%
12%
10%
8%
6%
4%
2%
0%
11%
8%
ATW
VTG 2014
DO
ESV
RIG
SDRL
VTG
RDC
PACD

* Based on Last-Twelve-Months reported.

VANTAGE
DRILLING COMPANY

Return on Capital Employed 16 Strong operational performance from our first 7 rigs, now fully deployed, will lead to industry leading Return on Capital Employed (ROCE). 2014 Target: 11+%.

Debt Maturities
($ in millions)
$1,600.0
$1,400.0
$1,200.0
$1,000.0
$800.0
$600.0
$400.0
$200.0
$-
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
Thereafter

VANTAGE
DRILLING COMPANY

Debt Maturities and Leverage

• No significant debt maturities until
2017.
• Cash flow from operations
projected to cover all debt
service through 2018.
• Increased leverage over last 2 years
has been to fund
deployment of Titanium
Explorer and Tungsten
Explorer.
• As current fleet is all working,
leverage will rapidly decline –
on target for yearend 2014
leverage of 5.0 X
EBITDA.
2011 2012 2013
Long-term Debt 1,246.4 $  2,710.6 2,852.1
LT Debt/LTM EBITDA 7.1X 12.6X 7.8X
LT Debt/4th QTR EBITDA (annualized) 5.5X

HISTORICAL FINANCIAL Appendix

($ in millions)	December 31, 2011	December 31, 2012	For the Quarter Ended 31-Mar-13	30-Jun-13	30-Sep-13	30-Sep-13	December 31, 2013
REVENUE							
Contract Drilling Services	$ 366.8	$ 423.8	$ 134.7	$ 155.8	$ 158.9	$ 216.8	$ 666.2
Management Fees	13.7	6.6	3.2	2.4	3.9	5.1	14.6
Reimbursables	105.3	41.0	9.1	12.4	13.1	16.7	51.3
Total revenues	485.8	471.4	147.0	170.6	175.9	238.6	732.1
OPERATING COSTS AND EXPNSES							
Operating Costs	284.9	230.1	75.3	77.1	84.1	99.4	335.9
General and Administrative	26.3	26.0	7.4	7.1	8.9	9.3	32.7
Depreciation	64.5	68.7	24.9	25.0	24.9	31.8	106.6
Total operating expenses	375.7	324.8	107.6	109.2	117.9	140.5	475.2
INCOME FROM OPERATIONS	110.1	146.6	39.4	61.4	58.0	98.1	256.9
OTHER INCOME (EXPENSE)							
Interest Income	0.1	0.1	0.1	0.1	-	-	0.2
Interest Expense and Financing	(154.9)	(149.1)	(59.7)	(51.3)	(47.4)	(55.8)	(214.2)
Loss on Debt Extinguishment	(25.2)	(124.6)	(98.3)	-	-	-	(98.3)
Other Income	1.3	0.6	0.9	1.0	0.3	(0.5)	1.7
Total other expenses	(178.7)	(273.0)	(157.0)	(50.2)	(47.1)	(56.3)	(310.6)
INCOME (LOSS) BEFORE TAX	(68.6)	(126.4)	(117.6)	11.2	10.9	41.8	(53.7)
INCOME TAX PROVISION	11.4	18.9	5.6	7.1	4.1	11.3	28.1
Net income (loss)	$ (80.0)	$ (145.3)	$ (123.2)	$ 4.1	$ 6.8	$ 30.5	$ (81.8)
INCOME (LOSS) PER SHARE							
Basic	$ (0.28)	$ (0.50)	$ (0.41)	$ 0.01	$ 0.02	$ 0.10	$ (0.27)
Diluted	$ (0.28)	$ (0.50)	$ (0.41)	$ 0.01	$ 0.02	$ 0.09	$ (0.27)
PRO FORMA INCOME (LOSS) PER SHAR	$ (0.19)	$ (0.07)	$ (0.08)	$ 0.01	$ 0.02	$ 0.09	$ 0.05
EBITDA	$ 174.7	$ 215.3	$ 64.3	$ 86.5	$ 83.0	$ 129.9	$ 363.5
LTM EBITDA	$ 174.7	$ 215.3	$ 222.3	$ 260.3	$ 290.1	$ 363.5	$ 363.5

VANTAGE
DRILLING COMPANY

Statement of Operations 19 Net income and cash flow from operations is increasing significantly for Vantage as the Tungsten Explorer commenced operations in September 2013.

($ in millions)	December 31, 2011	December 31, 2012	For the Quarter Ended 31-Mar-13	30-Jun-13	30-Sep-13	31-Dec-13
Cash and cash equivalents	$ 117.0	$ 506.2	$ 460.5	$ 443.8	$ 71.1	$ 56.8
Trade receivables	100.9	119.5	101.9	107.9	144.9	168.7
Inventory, prepaids & other	41.3	63.1	62.1	64.8	65.9	79.5
Total current assets	259.2	688.8	624.5	616.5	281.9	305.0
Property and Equipment	1,805.1	2,717.5	2,711.2	2,719.2	3,207.2	3,190.6
Other assets	58.2	123.9	119.9	125.4	128.7	132.5
Total assets	$ 2,122.5	$ 3,530.2	$ 3,455.6	$ 3,461.1	$ 3,617.8	$ 3,628.1
Accounts payable and accruals	$ 150.2	174.4	127.5	133.1	176.8	164.3
Revolving credit agreement	-	-	-	-	10.0	10.0
Current maturities	-	31.2	41.0	47.3	53.5	53.5
Total current liabilities	150.2	205.6	168.5	180.4	240.3	227.8
Long-term debt	1,246.4	2,710.6	2,796.3	2,784.8	2,862.5	2,852.1
Other long-term liabilities	29.8	45.5	43.4	42.7	41.5	42.8
Shareholders equity	696.1	568.5	447.4	453.2	473.5	505.4
Total liabilities and shareholders' equit	$ 2,122.5	$ 3,530.2	$ 3,455.6	$ 3,461.1	$ 3,617.8	$ 3,628.1
Long-term Debt/LTM EBITDA	**7.1 X**	**12.6 X**	**12.6 X**	**10.7 X**	**9.9 X**	**7.8 X**
Long-term Debt/Run Rate EBITDA(1)						**5.5 X**

(1) Based on 4th quarter EBITDA annualized

VANTAGE
DRILLING COMPANY

Balance Sheet – Leverage 20 The Debt to EBITDA leverage will continue to reduce as Vantage realizes full year operations for its completed fleet and executes on debt retirement plans.

EBITDA Reconciliation

($ in millions) December 31,December 31, December 31,
2011 2012 31-Mar-13 30-Jun-13 30-Sep-13 31-Dec-13 2013
Net Income (Loss)
(80.0) $   (145.3) $  (123.2) $  4.1 $      6.8 $      30.3 $     (72.8) $
Interest Expense, Net
154.8 149.0 59.6 51.2 47.4 55.8 214.0
Income Tax Provision
11.4 18.9 5.6 7.1 4.1 11.3 18.9
Depreciation
64.5 68.7 24.9 25.0 24.9 31.9 106.7
Loss on Debt Extinguishment
25.2 124.6 98.3 - - - 98.3
Other
(1.2) (0.6) (0.9) (1.0) (0.3) 0.6 (1.6)
EBITDA 174.7 $  215.3 $  64.3 $    86.4 $    82.9 $    129.9 $  363.5 $
For the Quarter Ended